UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                                 --------------

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  June 17, 2011

                             TRANS-LUX CORPORATION
                             ---------------------
             (Exact name of registrant as specified in its charter)

Delaware                             1-2257                          13-1394750
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(State or other jurisdiction      (Commission                  (I.R.S. Employer
     of incorporation)            File Number)               Identification No.)

                    26 Pearl Street, Norwalk, CT  06850-1647
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              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code:  (203) 853-4321

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

             On June 17, 2011, Trans-Lux Corporation entered into a Subscription Agreement with Hackel Family Associates LLC (the "Subscriber") for a private placement consisting of $650,000 of 4.0% secured notes of the Company (the "Notes") pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. In connection with the purchase of the Notes, the Subscriber received a five-year warrant (the "Warrant") to purchase 1,000,000 shares of Common Stock of the Company at an exercise price of $1.00, subject to adjustment as provided in the Warrant.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registrant.

             The disclosure set forth in Item 1.01 of this Form 8-K is incorporated herein by reference.


Item 8.01    Other Events.

             On June 23, 2011, Trans-Lux Corporation issued a press release announcing that the Board of Directors of Trans-Lux Corporation approved a comprehensive restructuring and re-capitalization package. A copy of the press release is furnished (not filed) as
             Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01    Financial Statements and Exhibits.

       (d)   Exhibits.

             10.1 Form of Subscription Agreement between Trans-Lux Corporation and Hackel Family Associates LLC.

             10.2   Form of Common Stock Purchase Warrant.

             99.1   Press release dated June 23, 2011.


Forward-Looking Statements

Certain statements in this Current Report on Form 8-K and in the press release attached hereto may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of the Company and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and the Company does not undertake any obligation to update or revise these statements, whether as a result of new information, future events or otherwise.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:


                                        TRANS-LUX CORPORATION


                                        by: /s/ Angela D. Toppi
                                           ----------------------------
                                            Angela D. Toppi
                                            Executive Vice President
                                            and Chief Financial Officer


                                        by: /s/ Todd Dupee
                                           ----------------------------
                                            Todd Dupee
                                            Vice President and
                                            Controller



Date:  June 23, 2011